Concentration of Credit Risk	12 Months Ended
Dec. 31, 2017
Concentration of Credit Risk [Abstract]
Concentration of Credit Risk
10. Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentration of credit risk currently consist of cash accounts in a financial institution only.  The Company has not experienced losses on these accounts and management is of the opinion that the Company is not exposed to significant risks on such accounts.
The proceeds held in the Trust Account do not carry a significant credit risk as these proceeds can be invested only in permitted United States "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act (see also Note 1).